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                                                                    EXHIBIT 21.1

                              10-K SUBSIDIARY LIST


Koons Ford, Inc.
dba World Ford Pembroke Pines
dba World Ford Hollywood
dba World Auto Center
dba World Automotive Group
Florida corporation

Perimeter Ford, Inc.
dba World Ford Sandy Springs
Delaware corporation

Key Ford, Inc.
dba World Ford Pensacola
dba World Ford Navy
Florida corporation

Courtesy Ford, Inc.
dba World Ford Kendall
Florida corporation

Bob Howard Automotive - H, Inc.
Oklahoma corporation

Bob Howard Chevrolet, Inc.
dba Bob Howard Subaru
dba Bob Howard Chevrolet-Geo
Oklahoma corporation

Bob Howard Dodge, Inc.
dba N/A
Oklahoma corporation

Bob Howard Motors, Inc.
dba Bob Howard Toyota
Oklahoma corporation

Bob Howard Nissan, Inc.
dba N/A
Oklahoma corporation

Jim Tidwell Ford, Inc.
dba Jim Tidwell's World Ford
Delaware Corporation

Howard-DC, Inc.
dba N/A
Delaware corporation

Howard-GM, Inc.
dba Bob Howard Pontiac
dba Bob Howard GMC Truck
Delaware corporation

Howard-SI, Inc.
dba Bob Howard Isuzu
Delaware corporation


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Howard Pontiac-GMC, Inc.
dba Bob Howard Automall
Oklahoma corporation

Bob Howard Automotive-East, Inc.
dba South Pointe Chevrolet
Oklahoma corporation

Bob Howard German Imports, Inc.
dba Mercedes-Benz of Oklahoma City
Oklahoma corporation

Casa Chevrolet Inc.
dba Casa Chevrolet at Lomas & Louisiana
New Mexico corporation

Casa Chrysler Plymouth Jeep Inc.
dba Casa Chrysler Jeep on the Westside
New Mexico corporation

Sunshine Buick Pontiac GMC Truck, Inc.
dba Sunshine Buick Pontiac GMC
New Mexico corporation

Chaperral Dodge, Ltd.
dba N/A
Texas limited partnership

Colonial Chrysler-Plymouth, Ltd.
dba N/A
Texas limited partnership

Courtesy Nissan, Inc.
dba N/A
Texas corporation

Kutz-DC, Ltd.
dba McKinney Dodge
Texas limited partnership

Luby Chevrolet Co.
dba N/A
Delaware corporation

Maxwell Chrysler Plymouth Dodge Jeep Eagle, Ltd.
dba Maxwell Superstore
Texas limited partnership

Prestige Chrysler Plymouth Northwest, Ltd.
dba Maxwell Dodge
Texas limited partnership

Prestige Chrysler Plymouth South, Ltd.
dba Maxwell South
Texas limited partnership


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Group 1 LP Interests-S, Inc.
dba N/A
Delaware corporation

Group 1 LP Interests-H, Inc.
dba N/A
Delaware corporation

Group 1 LP Interests-DC, Inc.
dba N/A
Delaware corporation

Group 1 LP Interests-GM, Inc.
dba N/A
Delaware corporation

Group 1 Realty, Inc.
dba N/A
Delaware corporation

Group 1 LP Interests-T, Inc.
dba N/A
Delaware corporation

Group 1 LP Interests-N, Inc.
dba N/A
Delaware corporation

Group 1 Associates, Inc.
dba N/A
Delaware corporation

Maxwell Ford, Ltd.
dba N/A
Texas limited partnership

Group 1 LP Interests - F, Inc.
dba N/A
Delaware corporation

Maxwell-FII, Ltd.
dba Maxwell Ford of Elgin
Texas limited partnership

Round Rock Nissan, Inc.
dba Maxwell Nissan Round Rock
Texas corporation

Smith, Liu & Kutz, Inc.
dba N/A
Texas corporation

Maxwell-SM, Ltd.
dba Maxwell Mitsubishi North
Texas limited partnership

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Town North Nissan, Inc.
dba Maxwell Nissan North
Texas corporation

Foyt Motors, Inc.
dba A.J. Foyt Honda/Isuzu
Texas corporation

McCall-TL, Ltd.
dba Sterling McCall Lexus
dba Lexus of Clear Lake
Texas limited partnership

McCall-H, Inc.
dba Sterling McCall Honda of Kingwood
Texas corporation

McCall-SI, Inc.
dba Sterling McCall Isuzu of Kingwood
Texas corporation

McCall-HA, Ltd.
dba Sterling McCall Acura
Texas limited partnership

McCall-T, Ltd.
dba Sterling McCall Toyota
Texas limited partnership

McCall-TII, Ltd.
dba Sterling McCall Toyota - Fort Bend
Texas limited partnership

Lubbock Motors - F, Ltd.
dba Gene Messer Ford
Texas limited partnership

Lubbock Motors - T, Ltd.
dba Gene Messer Toyota
Texas limited partnership

Lubbock Motors - S, Ltd.
dba Gene Messer Mitsubishi
dba Gene Messer Volkswagen
dba Gene Messer Kia
Texas limited partnership

Lubbock Motors, Ltd.
dba The Credit Connection
dba The Credit Connection of Amarillo
Texas limited partnership

Rockwall Automotive - F, Ltd.
dba Rockwall Ford-Mercury
Texas limited partnership


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Rockwall Automotive - DCD, Ltd.
dba Rockwall Dodge
Texas limited partnership

Amarillo Motors -C, Ltd.
dba Gene Messer Cadillac
dba Gene Messer Mitsubishi
Texas limited partnership

Amarillo Motors -SM, Ltd.
dba Gene Messer Mitsubishi of Amarillo
Texas limited partnership

Lubbock Motors -SH, Ltd.
dba Gene Messer Hyundai
Texas limited partnership

Amarillo Motors -FM, Ltd.
dba Gene Messer Mazda
Texas limited partnership

Amarillo Motors - F, Ltd.
dba Amarillo Ford
dba Gene Messer Ford of Amarillo
Texas limited partnership

Amarillo Motors - J, Ltd.
dba Gene Messer Jeep
dba Gene Messer Chrysler-Plymouth
dba Gene Messer Chrysler-Plymouth Jeep
Texas limited partnership

Mike Smith Automotive - H, Inc.
dba Mike Smith Honda
Delaware corporation

Mike Smith Automotive - N, Inc.
dba Mike Smith Nissan
Texas corporation

Mike Smith Autoplaza, Inc.
dba N/A
Texas corporation

Mike Smith Autoplex, Inc.
dba N/A
Texas corporation

Mike Smith Autoplex Buick, Inc.
dba N/A
Texas corporation

Mike Smith Autoplex Dodge, Inc.
dba Mike Smith Dodge
Texas corporation


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Mike Smith Autoplex-German Imports, Inc.
dba N/A
Texas corporation

Mike Smith Autoplex-V, Inc.
dba N/A
Texas corporation

Mike Smith GM, Inc.
dba N/A
Delaware corporation

Mike Smith Imports, Inc.
dba N/A
Texas corporation

Mike Smith Motors, Inc.
dba N/A
Texas corporation

Harvey -T, Inc.
dba N/A
Delaware corporation

Harvey Ford, LLC
dba Don Bohn Ford
dba Don Bohn Used Cars
Delaware limited liability company

Harvey GM, LLC
dba Don Bohn Buick, Pontiac GMC
dba Don Bohn Used Cars
Delaware limited liability company

Harvey Operations - T, LLC
dba Bohn Brothers Toyota
Delaware limited liability company

Danvers-T, Inc.
dba Ira Toyota
Delaware corporation

Danvers-DC, Inc.
dba Ira Dodge - Jeep
Delaware corporation

Danvers-DCII, Inc.
dba Ira Dodge - Medford
Delaware corporation

Danvers-GM, Inc.
dba Ira Pontiac-Buick
Delaware corporation

Danvers-S, Inc.
dba Ira Mazda - Isuzu
dba Ira Porsche - Audi
Delaware corporation

Danvers-SU, Inc.
dba Ira Subaru
Delaware corporation


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Ira Automotive Group, LLC
dba N/A
Delaware limited liability company

Danvers-DCIII, Inc.
dba Ira Dodge - Lowell
Delaware corporation

Danvers-TL, Inc.
dba Ira Lexus
Delaware corporation

Group 1 Holdings-DC, L.L.C.
dba N/A
Delaware limited liability company

Group 1 Holdings-F, L.L.C.
dba N/A
Delaware limited liability company

Group 1 Holdings-GM, L.L.C.
dba N/A
Delaware limited liability company

Group 1 Holdings-H, L.L.C.
dba N/A
Delaware limited liability company

Group 1 Holdings-N, L.L.C.
dba N/A
Delaware limited liability company

Group 1 Holdings-S, L.L.C.
dba N/A
Delaware limited liability company

Group 1 Holdings-T, L.L.C.
dba N/A
Delaware limited liability company

GPI Atlanta-FLM, Inc.
dba World Lincoln - Mercury Snellville
Delaware corporation

GPI Atlanta-T, Inc.
dba World Toyota
Delaware corporation

GPI Atlanta-F, Inc.
dba World Ford Stone Mountain
Georgia corporation

Group 1 Automotive Reinsurance, Ltd.
dba N/A
Nevis Island corporation

Group 1 Automotive Reinsurance TWO, Ltd.
dba N/A
Nevis Island corporation

Howard-GM II, Inc.
dba John Smicklas Chevrolet
Delaware corporation


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Bohn-F II, L.L.C.
dba Bohn Ford
Delaware limited liability

Bohn Holdings-F, Inc.
dba N/A
Delaware corporation

Bohn Holdings-GM, Inc.
dba N/A
Delaware corporation

GPI Atlanta-FLM II, Inc.
dba World Lincoln Mercury Alpharetta
dba Wade Lincoln Mercury
Delaware corporation

GPI, Ltd.
dba N/A
Texas limited partnership

Howard-H, Inc.
dba Bob Howard Honda
Delaware corporation

Howard-HA, Inc.
dba Bob Howard Acura
Delaware corporation